SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934


      Date of Report (Date of Earliest Event Reported): February 15, 2004

                        Golden Sand Eco-Protection, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Florida
                                    -------
                 (State or Other Jurisdiction of Incorporation)

                                    333-95549
                                    ---------
                            (Commission File Number)

                                   65-0974212
                                   ----------
                      (I.R.S. Employer Identification No.)

               2531 S.E. 14th Street, Pompano Beach, Florida    33062
               ------------------------------------------------------
        (Address of Principal Executive Offices)              (Zip Code)

                                 (954) 782-4547
                                 --------------
              (Registrant's Telephone Number, Including Area Code)




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This  current  report on Form 8-K is filed by Golden Sand Eco-Protection Inc., a
Florida corporation (the "Registrant"), in connection with the matters described herein.

ITEM  4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 27, 2004, the Registrant engaged Dohan & Company, C.P.A.'s as its independent auditors. The decision to appoint the new independent accountant was recommended and approved by the Registrant's Board of Directors.

A previously filed in a Form 8-K on February 15, 2004, the Company had engaged Traci Anderson, C.P.A., as the new independent auditor. However, it came to the Company's attention that Ms. Anderson's PCAOB licensure was still in pending status and not yet in effect and the audit therefore could not be conducted in accordance with current regulations enacted by the Securities and Exchange Commission.

The prior year's financial statements were audited by Bongiovanni & Associates, P.ANone of the reports of Bongiovanni & Associates, P.A. on the financial statements of the Registrant for the past fiscal year contained an adverse opinion or a disclaimer of opinion, or was qualified, except as modified for a going concern uncertainty. The financial statements were also not qualified with respect to audit scope or accounting principles. During the Registrant's most recent fiscal year and the subsequent interim period immediately preceding the date of the dismissal of Bongiovanni & Associates, P.A., the Registrant had no disagreements with Bongiovanni & Associates, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Bongiovanni & Associates, P.A., would have caused Bongiovanni & Associates, P.A. to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements of the Registrant. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act occurred with respect to the Registrant's most recent fiscal year or the subsequent interim period preceding the dismissal of Bongiovanni & Associates, P.A.

Prior to making the decision to retain Dohan & Company, C.P.A.'s, the Registrant had not consulted with Dohan & Company, C.P.A.'s on any accounting matters. Neither the Registrant nor anyone on its behalf consulted Dohan & Company, C.P.A.'s regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written or oral advice concerning the same was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.


ITEM  7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GOLDEN SAND ECO-PROTECTION, INC.
                                 (Registrant)


                             By:  /s/  Charles Scheuerman
                                  -----------------------
                                  Charles Scheuerman, President



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                                  EXHIBIT INDEX


Exhibit

Number     Description
------     -----------

16         Letter regarding Change in Certifying Accountant





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